SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-32143


                        Date of Report: May 5, 2006


                             INSEQ CORPORATION
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           (Exact name of registrant as specified in its charter)


           Delaware                                     33-0895699
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   (State of other jurisdiction of                    (IRS Employer
    incorporation or organization)                  Identification No.)


      535 West 34th Street, Suite 203, New York, New York     10001
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          (Address of principal executive offices)          (Zip Code)

                               (646) 792-2634
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            (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENT TO THE ARTICLES OF INCORPORATION

     On May 5, 2006 Inseq filed with the Delaware Secretary of State a Certificate of Designation of 1,000,000 shares of Series D Preferred Stock. The holders of the Series D Preferred Stock have the following rights:

     * The Series D Preferred shares may be converted by the holder into common stock. The conversion ratio is such that the full 1,000,000 shares will convert into common shares representing 80% of the Inseq common shares outstanding after the conversion.

     * The holder of Series D Preferred Stock may cast the number of votes at a shareholders meeting or by written consent that equals the number of common shares into which the Preferred Stock is convertible on the record date for the shareholder action.

     * In the event the Board of Directors declares a dividend payable to common shareholders, the holders of Series D Preferred Stock will receive the dividend that would be payable if the Series D shares were converted into common shares.

     * In the event of a liquidation of Inseq, the holders of Series D shares will receive a preferential distribution of $.001 per share, and will then share in the distribution as if the Series D shares had been converted into common shares.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

    On May 5, 2006 Inseq issued 1,000,000 shares of Series D Preferred Stock to GreenShift Corporation. In consideration of the Series D shares, GreenShift Corporation surrendered all of the outstanding shares of Inseq's Series A Preferred Stock and 3,000,000,000 shares of Inseq common stock.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1	Certificate of Designation of Series D Preferred Stock.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INSEQ CORPORATION

                                  By:  /s/ Kevin Kreisler
                                  ------------------------
                                  Kevin Kreisler
                                  Chief Executive Officer

Dated:  May 5, 2006